Exhibit 99.1

AltC Acquisition Corp. Announces Stockholder Approval of Extension Amendment Proposal at Special Meeting and Extends the Redemption Reversal Deadline

In Excess of $300 Million Will Remain in AltC’s Trust Account after Stockholder Redemptions

Deadline for Redemption Reversals is Extended to 5:00 p.m. Eastern Time on October 11, 2023

NEW YORK, NY (October 5, 2023) – AltC Acquisition Corp. (NYSE: ALCC) (“AltC”), a publicly-traded special purpose acquisition company, today announced that in a special meeting of AltC’s stockholders held today at 11:00 a.m. Eastern Time, its stockholders voted to approve a proposal to extend the date by which AltC may consummate a business combination from October 12, 2023, to July 12, 2024.

AltC will have in excess of $300 million remaining in its trust account (the “Trust Account”) after taking into account redemptions by AltC stockholders. In order to allow AltC stockholders an opportunity to reverse redemption elections (an “Election Reversal”), AltC has determined to extend the deadline to do so until 5:00 p.m. Eastern Time, on October 11, 2023. To effectuate an Election Reversal, stockholders must submit a written request to AltC’s transfer agent, Continental Stock & Transfer Company. If shares are held in street name, stockholders will need to instruct their bank or broker to request the Election Reversal from the transfer agent.

As announced on July 11, 2023, AltC has entered into a definitive agreement to enter into a business combination (the “proposed transaction”) with Oklo Inc. (“Oklo”), an advanced fission technology and nuclear fuel recycling company. Upon closing, this transaction will result in Oklo being the first publicly traded advanced fission company focused on selling clean, reliable energy directly to customers and nuclear fuel recycling services to the U.S. market.

Since announcing the proposed transaction with AltC, Oklo has announced its tentative selection as the contractor awardee to provide power and heat to the Eielson Air Force Base in Alaska and the signing of a new Memorandum of Understanding with Centrus Energy Corp. (“Centrus”). Under this new Memorandum of Understanding, Oklo and Centrus intend to enter into definitive agreements on a broad scope of collaboration activities supporting the development and operation of Oklo’s Aurora powerhouses, including collaboration related to supply of HALEU and Centrus’ purchase of power from Oklo to power its HALEU Production Facility. Additionally, Oklo appointed Craig Bealmear, an experienced public energy company executive, as CFO.

The proposed transaction is currently expected to close in late 2023 or early 2024 and is subject to approval by AltC shareholders, the Registration Statement being declared effective by the U.S. Securities and Exchange Commission (“SEC”), and other customary closing conditions. Upon completion of the transaction, the combined company will operate as Oklo and is expected to be listed on the New York Stock Exchange under the ticker “OKLO.”

About Oklo Inc.

Oklo Inc. is developing fast fission power plants to provide clean, reliable, and affordable energy at scale. Oklo received a site use permit from the U.S. Department of Energy, was awarded fuel material from Idaho National Laboratory, submitted the first advanced fission custom combined license application to the Nuclear Regulatory Commission (“NRC”), and is developing advanced fuel recycling technologies in collaboration with the U.S. Department of Energy and U.S. national laboratories.

About AltC Acquisition Corp.

AltC Acquisition Corp. was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Additional Information and Where to Find It

On July 11, 2023, AltC entered into an agreement to consummate the proposed transaction with Oklo. The proposed transaction will be submitted to shareholders of AltC for their consideration. AltC filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC on September 27, 2023, which includes a preliminary proxy statement/prospectus/consent solicitation statement to be distributed to AltC’s shareholders in connection with AltC’s solicitation for proxies for the vote by AltC’s shareholders in connection with the proposed transaction and other matters described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Oklo’s shareholders in connection with the completion of the proposed transaction. After the Registration Statement has been declared effective, AltC will mail a definitive proxy statement/prospectus/consent solicitation statement and other relevant documents to its shareholders as of the record date established for voting on the proposed transaction. AltC’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus/consent solicitation statement and any amendments thereto and, once available, the definitive proxy statement/prospectus/consent solicitation statement, in connection with AltC’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transaction, as well as other documents filed with the SEC by AltC in connection with the proposed transaction (the “proposed transaction Special Meeting”), as these documents contain and will contain important information about AltC, the Company and the proposed transaction. Shareholders may obtain a copy of the preliminary proxy statement/prospectus/consent solicitation statement and, once available, the definitive proxy statement/prospectus/consent solicitation statement, as well as other documents filed by AltC with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to AltC Acquisition Corp., 640 Fifth Avenue, 12th Floor, New York, NY 10019.

Shareholders may obtain a copy of the preliminary proxy statement/prospectus/consent solicitation statement and, once available, the definitive proxy statement/prospectus/consent solicitation statement, as well as other documents filed by AltC with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to AltC Acquisition Corp., 640 Fifth Avenue, 12th Floor, New York, NY 10019.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “goal,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. We have based these forward looking statements on our current expectations and projections about future events. These forward-looking statements include, but are not limited to, statements regarding, the amount of cash in the Trust Account after stockholder redemptions, if any, redemption reversals by AltC's shareholders, the proposed transaction between AltC and Oklo, including with respect to the timing of its closing and the listing of the combined company’s shares on the New York Stock Exchange, the amount of redemptions by AltC’s shareholders, the amount of cash and cash equivalents held by the combined company after closing, the competitive environment in which Oklo will operate following the proposed transaction, the belief that Oklo will be the first publicly traded advanced fission company focused on selling reliable, commercial-scale energy directly to customers and nuclear fuel recycling services to the U.S. market, the operations of the combined company, expectations for the collaborative programs memorialized in the Memorandum of Understanding between Centrus and Oklo, including with respect to the supply of HALEU to Oklo and any of the other components of the collaboration, Centrus’ purchase of electricity from Oklo, the deployment and capabilities of Oklo’s powerhouses in southern Ohio, and statements regarding the U.S. Air Force’s pilot micro-reactor program and Oklo’s potential selection for such program. These forward-looking statements are based on information available to us as of the date of this communication and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control.

These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Oklo’s and, in certain cases, AltC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Oklo and AltC. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about Oklo, AltC or the proposed transaction that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties, include the risk that there are significant redemptions by AltC's shareholders; the risk that no shareholders who previously exercised their redemption rights reverse their decisions; risks related to the deployment of Oklo’s powerhouses, including those that affect the success of each of the potential deployments at Eielson Air Force Base and with Centrus; the risks that Centrus is the future is unable or unwilling to proceed with the collaboration programs discussed herein; the risk that Oklo and Centrus do not ever enter into any definitive agreements relating to the purchase and sale of electricity or for any of the other related activities noted in this communication; risks relating to Oklo’s final selection for the U.S Air Force’s pilot program herein; risks relating to the safety and licensing of Oklo’s technology; the risks that the United States Department of Defense or the United States Air Force in the future is unable or unwilling to proceed with the pilot program; the risk that Oklo and the Defense Logistics Agency Energy do not ever enter into any definitive agreements relating to the purchase and sale of electricity or heat for the activities discussed herein; the risk that Oklo is pursuing an emerging market, with no commercial project operating, regulatory uncertainties; the potential need for financing to construct plants, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the shareholders of AltC or Oklo is not obtained; the outcome of any legal proceedings that may be instituted against Oklo’s or AltC following announcement of the proposed transaction; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of the projected financial information with respect to Oklo; the amount of actual transaction expenses incurred by AltC and Oklo; the effects of competition; changes in applicable laws or regulations; the outcome of any government and regulatory proceedings, investigations and inquiries; the impact of the global COVID-19 pandemic on Oklo, AltC, the combined company’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and the risks noted under the heading “Risk Factors” in the Registration Statement filed by AltC on September 27, 2023, as it may be amended from time to time; and other documents filed, or to be filed, with the SEC. If any of these risks materialize or Oklo’s or AltC’s assumptions prove incorrect, actual results could differ materially from the results implied by the forward-looking statements. There may be additional risks that AltC and Oklo do not presently know or that AltC and Oklo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Oklo’s and AltC’s expectations, plans or forecasts of future events and views as of the date of this communication. Oklo and AltC anticipate that subsequent events and developments will cause such assessments to change. However, while Oklo and/or AltC may elect to update these forward-looking statements at some point in the future, Oklo and AltC specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. An investment in AltC is not an investment in any of AltC’s founders’ or sponsors’ past investments or companies or any funds affiliated with any of the foregoing. The historical results of these investments are not indicative of future performance of AltC, which may differ materially from the performance of the founders or sponsors past investments, companies or affiliated funds.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

AltC, Oklo and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from AltC’s shareholders in connection with the proposed transaction Special Meeting. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of AltC’s shareholders in connection with the proposed transaction Special Meeting, is set forth in the preliminary proxy statement/prospectus/consent solicitation statement. You can find more information about AltC’s directors and executive officers in the Registration Statement, as it may be amended from time to time. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the preliminary proxy statement/prospectus/consent solicitation statement. Shareholders, potential investors and other interested persons should read the preliminary proxy statement/prospectus/consent solicitation statement and any amendments thereto carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Election Reversal Contact:

Attn: SPAC REDEMPTIONS

E-mail: spacredemptions@continentalstock.com

Media Contacts:

Bonita Chester

Oklo Inc.

Director of Communications and Media

media@oklo.com

Christina Stenson / Michael Landau

Gladstone Place Partners

(212) 230-5930

Investor Contact:

Caldwell Bailey / Eduardo Royes

ICR, Inc.

OkloIR@icrinc.com